Code of Business Conduct and Ethics February 2018

CAESARS CODE OF BUSINESS CONDUCT AND ETHICS | 2018 Table of Contents 3 CEO letter 4 General Standards 5 Conflicts of Interest 6 Corporate Opportunities 6 Confidentiality 7 Harassment and Bullying 8 Competition and Fair Dealing 8 Company Records 8 Company Assets 9 Accuracy of Financial Reports and other Public Communications 11 Compliance with Laws and Regulations 12 Compliance with Trading Laws 12 Fair Disclosure 13 Reporting Violations and Accountability 15 Waivers 15 Compliance Policy 15 Conclusion 2

CAESARS CODE OF BUSINESS CONDUCT AND ETHICS | 2018 We work in one of the most highly regulated and closely watched industries on earth.And we are the leader in that industry. Our very name means leader.Working at Caesars Entertainment means to expect nothing less than the very best behavior from ourselves and from one another. We are the stewards of Caesars Entertainment’s reputation. To help guide our actions, we have adopted this Code of Business Conduct and Ethics. This Code sets clear expecta- tions for each of us in conducting Caesars Entertainment’s business consistent with the highest standards of ethics and responsibility. This Code applies to all of our directors, officers and em- ployees and demands that each of us do the right thing – follow the law, treat customers, co-workers and other peo- ple with respect and demonstrate honesty and integrity in all things we do. Please review this Code carefully. If you have any questions or are unsure how to handle an issue, reach out. Reach out to your manager or to our Chief Compliance Officer or someone on that team. We also have a confidential, toll-free hotline to ask questions or report potential violations. Thank you for your commitment to our company and our culture. Mark Frissora Chairman & CEO 3

CAESARS CODE OF BUSINESS CONDUCT AND ETHICS | 2018 General Standards This Code of Business Conduct and Ethics contains general guidelines for conducting the business of Caesars Entertain- ment Corporation (with its affiliates and subsidiaries, “Cae- sars Entertainment” or the “Company”) consistent with the highest standards of business ethics. Here is what we expect of everyone: • honest and ethical conduct, including ethical handling of actual or apparent conflicts of interest between personal and professional relationships; • full, fair, accurate, timely and understand- able disclosure in reports and documents that Caesars Entertainment files with, or submits to, the United States Securities and Exchange Commission (the “SEC”), and in other public communications made by Caesars Entertainment; • compliance with all applicable laws, rules and regulations; • prompt internal reporting to an appropriate person or per- sons identified in this Code of violations of the Code; and • accountability for adherence to this Code. What Does “Applicable Laws” Mean? Follow the rules. Remember, US laws apply to you regardless of where you work. We operate in five countries and must follow the local law as well as US law. 4

CAESARS CODE OF BUSINESS CONDUCT AND ETHICS | 2018 Conflicts of Interest All directors, officers and employees must fully disclose any sit- uations, including situations involving immediate family mem- All directors, bers, that reasonably could be expected to give rise to a con- officers and flict of interest or the appearance of one. Conflicts should be employees must disclosed to your immediate supervisor or the General Counsel fully disclose any or someone on his team. situation that What is a conflict of interest? reasonably could A conflict of interest exists when your private interest, or the be expected to give private interest of one of your family members, interferes, or rise to a conflict appears to interfere, in any way with the interests of the Com- of interest or the pany as a whole. The following are examples of situations (ap- appearance of one. plicable to both you and your family member) that may present a conflict of interest: • employment by, service as a • receipt of personal benefits director of or the provision or favors (other than nominal of any services benefits or favors) as a result of to a company your position with the Company; that is one of • a significant financial interest the Company’s (ownership or otherwise) in material any company that is one of the customers, Company’s material customers, suppliers or suppliers or competitors; and competitors, or a company • any loan or guarantee of whose interests personal obligations from, or could reasonably any other financial transaction be expected with, any company that is one to conflict with of the Company’s material the Company’s customers, suppliers or interests; competitors (other than loans from commercial lending institutions in the ordinary course of business). 5

CAESARS CODE OF BUSINESS CONDUCT AND ETHICS | 2018 Corporate Opportunities Employees of the Company owe a duty to the Company to advance its legitimate interests when the opportunity arises. Employees Employees are prohibited from taking (or directing to a third are prohibited party) a business opportunity discovered through the use of from taking (or the Company’s property, information or position. In general, directing to a third employees may not use corporate property, information or party) a business position for personal gain or compete with the Company, but opportunity ownership of a financial interest in a competitor that is not a discovered significant financial interest is not considered to be compet- through the use ing with the Company. of the Company’s Any employee that discovers a business opportunity that is in property, one of the Company’s lines of business must first present the information or business opportunity to the General Counsel, or his designee, position. before pursuing the activity in his individual capacity. If the General Counsel, or his designee, as the case may be, waives the Company’s right to pursue the opportunity, then you may do so in your individual capacity. Confidentiality In the course of the Com- pany’s business, directors, officers and employees may gain confidential information, including non-public informa- tion, that might be of use to competitors or harmful to the Company or its customers, if disclosed. You should maintain the confidentiality of informa- tion entrusted to you by the Company or its customers, ex- cept when disclosure is autho- rized or legally mandated. 6

CAESARS CODE OF BUSINESS CONDUCT AND ETHICS | 2018 Harassment and Bullying Harassment is an action, conduct or behavior that is viewed as Caesars unwelcome, humiliating, intimidating or offensive by the re- Entertainment cipient. Bullying is repeated verbal, physical, social or psycho- does not tolerate logical abuse by a person or group of people at work. Caesars any form of Entertainment does not tolerate any form of harassment or harassment or bullying in any of our workplaces. bullying in any of You must never engage in actions or behaviors that involve ha- our workplaces. rassment or bullying. You are expected to be inclusive, collabo- rative and supportive. It is important that you consider the impli- cations of your behaviors, and support your coworkers to speak up and raise concerns. Our Code of Business Conduct supports a culture where we treat all of our employees with respect. Caesars Entertainment is governed and abides by each coun- try’s laws and regulations regarding the fair and proper treat- ment of others. Harassment and bullying are illegal in many countries and may lead to penalties for individuals and for Cae- sars Entertainment. Always act in accordance with the highest ethical and legal standards. Always Never · Treat everyone with respect and dignity in line · Behave in a way that is offensive, insulting, with Corporate Code of Commitment. intimidating, malicious or humiliating. · Speak up if you are uncomfortable or upset · Make jokes or comments about a person’s race, with someone’s comments or behaviors, and gender, ethnicity, religion, sexual preference, talk it through. (Be mindful that workplace ha- age, physical appearance or disability. rassment and bullying should not be confused · Engage in sexual harassment. with constructive feedback or coaching on work performance or work-related behavior of · Distribute or display offensive material, includ- an individual or group for development.) ing inappropriate pictures or cartoons. · Feel comfortable speaking up, even if the be- Where to go for help havior is not directed at you. · Supervisor or manager · Human Resources representative · Encourage and insist on a workplace free of · Group Legal representative harassment and bullying. · Compliance & Ethics Hotline 7

CAESARS CODE OF BUSINESS CONDUCT AND ETHICS | 2018 Competition and Fair Dealing All directors, officers and employees are obligated to deal fairly with the Company’s customers, suppliers and competitors. You You may not may not take unfair advantage of any person or entity through take unfair manipulation, concealment, abuse of privileged information, advantage of misrepresentation or any other unfair dealing or practice. any person or Company Records entity. Our senior leaders have implemented policies to ensure that all Company records are complete, accurate and reliable in all material respects. Company records include, but are not lim- ited to, bookkeeping information, payroll, e-mails, accounting and financial data, measurement and performance records, electronic data files and all other records maintained in the course of our business. You are responsible for understand- ing and complying with the Company’s document retention policy. Please refer to the Company’s document retention policy for more information about Company records. Company Assets You should protect the Company’s assets employed by or entrusted to you, and ensure their efficient and responsible use. Theft, carelessness and waste have a direct impact on the Company’s profitability. Don’t participate in these activ- ities and don’t ignore it if others do so. All Company assets should be used only for legitimate business purposes. 8

CAESARS CODE OF BUSINESS CONDUCT AND ETHICS | 2018 Accuracy of Financial Reports and other Public Communications It is our policy that our public disclosures be accurate and complete in all material respects regarding our business, Materially financial condition and results of operations. Materially inac- inaccurate, curate, incomplete or untimely public reporting will not be incomplete tolerated and can severely damage the Company and cause or untimely legal liability. reporting will Each director, officer or employee of the Company, to the not be tolerated extent involved in the Company’s disclosure process, is re- and can severely quired to be familiar with the Company’s disclosure controls damage the and procedures applicable to him or her so that the Compa- Company and ny’s public reports and documents filed with the SEC comply cause legal in all material respects with the applicable federal securities liability. laws and SEC rules. In addition, each such person having direct or supervisory authority regarding these SEC filings or the Company’s other public communications concerning its general business, results, financial condition and pros- pects should, to the extent appropriate within his or her area of responsibility, consult with other Company officers and employees and take other appropriate steps regarding these disclosures with the goal of making full, fair, accurate, timely and under- standable disclo- sure. 9

CAESARS CODE OF BUSINESS CONDUCT AND ETHICS | 2018 To the extent you are involved in the Company’s disclosures, you must: • familiarize yourself with the • not knowingly misrepresent, disclosure requirements appli- or cause others to misrepre- cable to the Company, as well sent, facts about the Compa- as the business and financial ny to others, whether within operations of the Company; or outside the Company, and including to the Company’s independent auditors, gov- ernmental regulators and self-regulatory organizations. We are responsible for implementing and maintaining an adequate internal control structure and procedures for financial reporting, including without limitation disclosure controls and procedures. You should be on guard for, and promptly report, evidence of im- proper public reporting. What Does Disclosure Mean? Don’t be cute. We should use plain language to communi- cate with regulators, markets, customers and investors. That applies when the news is good and even when it isn’t. We will never communicate false or mis- leading information to the me- dia, to our auditors or anyone else, and we will never direct or allow a colleague to do so. 10

CAESARS CODE OF BUSINESS CONDUCT AND ETHICS | 2018 Compliance with Laws and Regulations Each of us has Each of us has an obligation to comply with the laws of the an obligation cities, states and countries in which the Company operates. to comply with The Company will not tolerate any activity that violates any laws, rules or regulations applicable to it. This includes, with- the laws of the out limitation, laws covering the gaming industry, commer- cities, states and cial bribery and kickbacks, copyrights, trademarks and trade countries in which secrets, information privacy, illegal political contributions, the Company antitrust prohibitions, foreign corrupt practices, offering or operates. receiving gratuities, environmental hazards, employment discrimination or harassment, occupational health and safety, false or misleading financial information or misuse of corpo- rate assets. 11

CAESARS CODE OF BUSINESS CONDUCT AND ETHICS | 2018 You are strictly Compliance with Trading Laws prohibited from You are strictly prohibited from trading in the Company’s recommending, stock or other securities, or the stock or other securities of “tipping” or any other company, while in possession of material, nonpub- suggesting that lic information about the Company or the other company. In addition, you are strictly prohibited from recommending, anyone else “tipping” or suggesting that anyone else buy or sell our stock buy or sell our or other securities, or the stock or securities of any other stock or other company, on the basis of material, nonpublic information. For securities. more information, please refer to the Company’s securities trading policy and procedures. Fair Disclosure The Company’s policy is to provide timely, materially accurate and complete informa- tion in response to public requests (media, analysts, etc.), consistent with the Compa- ny’s obligations to maintain the confidenti- ality of competitive and proprietary infor- mation and to prevent selective disclosure of market-sensitive financial data. In con- nection with our public communications, the Company is required, and its policy is, to comply with Regulation FD (which stands for “fair disclosure”) under the federal securities laws. For more information, please contact the Law Department. Directors, officers and employees who are authorized to speak to the media must be aware of the requirements of Regulation FD and must make every effort to ensure that the Company’s public disclosures comply with those requirements. 12

CAESARS CODE OF BUSINESS CONDUCT AND ETHICS | 2018 Reporting Violations and Accountability The Board of Directors has the authority to interpret this Code in any particular situation. If you become aware of any violation of this Code, you must notify your “Policy Contact” If you become promptly. “Policy Contact” means (a) for directors and ex- ecutive officers of the Company, the General Counsel or his aware of any designee (unless the General Counsel or such designee is the violation of this subject of the potential violation, in which case the Policy Code, you must Contact is the Chief Financial Officer), and (b) for other em- notify your ployees of the Company, your immediate supervisor or the “Policy Contact” General Counsel or his designee. If you do not feel comfort- promptly. able reporting the conduct in question to your Policy Con- tact, or do not get a satisfactory response, you may contact any member of the Board of Directors. Any questions relating to how these policies should be inter- preted or applied should be addressed to the General Coun- sel or his designee. If you are unsure of whether a situation violates this Code, you should discuss the situation with your Policy Contact. Your obligations: • notify the appropriate Policy Contact promptly of any existing or potential violation of this Code; and • not retaliate against any director, officer or employee of the Compa- ny for reports of potential violations that are made in good faith. Eric Hession Tim Donovan EVP & CFO EVP, General Counsel & Chief Regulatory Officer 13

CAESARS CODE OF BUSINESS CONDUCT AND ETHICS | 2018 Our procedures to enforce this Code: • all Policy Contacts will en- • the Audit Committee may sure that the General Counsel conduct any additional in- or his designee is notified vestigation of a matter as it promptly of any reports not deems necessary. If the Audit made to the General Counsel Committee determines that a or designee directly. In the director or executive officer case of violations or alleged has violated this Code, it will violations involving the Gen- report its determination to the eral Counsel or his designee, Board of Directors; the Chief Financial Officer will • in the event a violation of this take on this role; Code has occurred, the Com- • the General Counsel or his pany will take disciplinary or designee will take action to in- preventive action as it deter- vestigate any violation report- mines to be appropriate, up to ed as he or she determines to and including dismissal or, in be appropriate; the event of criminal or other serious violations of law, no- • the General Counsel will re- tification of the SEC or other port each violation and al- appropriate law enforcement leged violation involving a authorities; and director or an executive offi- cer to the Chair of the Audit • all questions and reports of Committee. In the case of known or suspected violations violations or alleged violations of the law or this Code will be involving the General Counsel, treated with sensitivity and the Chief Financial Officer will discretion. The Company will take on this role. To the extent protect each director’s, offi- he or she deems appropriate, cer’s and employee’s confi- the Chair of the Audit Com- dentiality to the extent pos- mittee may participate in any sible consistent with the law investigation of a director or and our need to investigate executive officer. After the reports. The Company strictly conclusion of an investigation prohibits retaliation against a of a director or executive of- director, officer or employee ficer, the conclusions shall be who, in good faith, seeks help reported to the Audit Com- or reports known or suspect- mittee; ed violations. 14

CAESARS CODE OF BUSINESS CONDUCT AND ETHICS | 2018 Waivers Each of the Board of Directors (in the case of a violation by a director or executive officer) and the General Counsel or his designee (in the case of a violation by any other person) may, in its or his discretion, waive any violation of this Code. Any waiver for a director or an executive officer will be dis- closed as required by SEC and Nasdaq rules. Compliance Policy This Code is not intended to amend or replace the Com- pany’s Compliance Policy or any other company codes of conduct and you will be required to comply with the terms of this Code, the Compliance Policy and any other Company codes of conduct. Conclusion You are This Code contains general guidelines for conducting the responsible business of the Company consistent with the highest stan- for your own dards of business ethics. Please contact the Law Department actions. with any questions about these guidelines. You are separate- ly responsible for your own actions. If you engage in conduct prohibited by the law or this Code, you will be deemed to have acted outside the scope of your relationship with the Company and may be subject to disciplinary action, includ- ing possibly termination or removal from your position. THIS CODE AND THE MATTERS ADDRESSED HEREIN ARE NEITHER A CONTRACT OF EMPLOYMENT NOR A GUARANTEE OF CONTINUING COMPANY POLICY. WE RESERVE THE RIGHT TO AMEND, SUPPLEMENT OR DISCONTINUE THIS CODE AND THE MATTERS ADDRESSED HEREIN, WITHOUT PRIOR NOTICE, AT ANY TIME. 15